UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 27, 1999




                          REPUBLIC NEW YORK CORPORATION
             (Exact name of registrant as specified in its charter)




         Maryland                       1-7436                 13-2764867
 (State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)



452 Fifth Avenue, New York, New York                            10018
     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (212) 525-6100






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Item 5.  Other Events

         Republic New York Corporation is hereby filing the document listed under Item 7 below. Such document is hereby incorporated herein by reference in this Current Report on Form 8-K and a copy of the same is attached hereto as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

   c.  Exhibits

     99 Press Release dated September 27, 1999 announcing comments on the corporation's previously announced internal investigation.

                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   REPUBLIC NEW YORK CORPORATION


                                               By: /s/ William F. Rosenblum, Jr.
                                                   -----------------------------
                                                       William F. Rosenblum, Jr.
                                                         Senior Vice President


Date:  September 27, 1999

                                                                      Exhibit 99


Republic New York Corporation
News Release
 For Immediate Release           Press Contact: Melissa M. Krantz (212) 525-3800
 NYSE Symbol: RNB              Investor Contact: Stephen J. Saali (212) 525-5593
To request release by e-mail:
maria.alba@rnb.com
 Press Releases: http://www.rnb.com



                          REPUBLIC NEW YORK CORPORATION
                     COMMENTS ON ITS INTERNAL INVESTIGATION


New York - September 27, 1999: Although it is the policy of Republic New York Corporation not to comment on press speculation, in view of market developments, Republic stated that it has not yet completed its investigation, announced September 1, 1999, concerning the Futures Division of Republic New York Securities Corporation. Press reports to the contrary are erroneous.